SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                     Date of Report:  September 15, 1998
                      (Date of earliest event reported)

                                PAYCHEX, INC.
      (Exact name of registrant as specified in its charter)

        DELAWARE               0-11330                   16-1124166
(State of incorporation)     (Commission               (IRS Employer
                             File Number)           Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK            14625-0397
(Address of principal executive offices)                 (Zip Code)

                                (716)385-6666
            (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS
The registrant's press release dated September 15, 1998, regarding its financial results for the three months ended August 31, 1998, is attached.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PAYCHEX, INC.

Date:     September 15, 1998            /s/ B. Thomas Golisano
                                        -----------------------
                                        B. Thomas Golisano
                                        Chairman, President and
                                        Chief Executive Officer

Date:     September 15, 1998            /s/ John M. Morphy
                                        -----------------------
                                        John M. Morphy
                                        Vice President, Chief
                                        Financial Officer and
                                        Secretary

FOR IMMEDIATE RELEASE

	John M. Morphy, Chief Financial Officer
	Paychex, Inc.		716-383-3406
	        or
	Jan Shuler		716-383-3406
	Paychex, Inc.
	Access Paychex, Inc. News Releases on the WORLD WIDE WEB
	http://www.paychex.com   or   http://www.prnewswire.com

             PAYCHEX, INC. REPORTS RECORD FIRST QUARTER RESULTS

ROCHESTER, NY, September 15, 1998 -- Paychex, Inc. (NASDAQ: PAYX) today announced record net income of $31.4 million or $.19 diluted earnings per share for the first quarter ended August 31, 1998, a 36% increase over net income of $23.1 million or $.14 diluted earnings per share for the same period last year. Total service revenues were $139.3 million, an increase of 23% over $112.9 million for the same period last year.

PAYROLL SEGMENT
For the quarter ended August 31, 1998, operating income from payroll services increased 31% to $53.9 million from $41.2 million for the same period last year. Payroll service revenue was $128.0 million, an increase of 22% over $104.9 million for the same period last year.

The increases in revenues and operating income were the result of an 11% year-over-year increase in the Company's payroll client base and the continued growth of the Taxpay and Direct Deposit products. Paychex currently services 300,900 payroll clients, with 228,900 utilizing Taxpay, the Company's tax filing and payment feature, 112,400 taking advantage of the Company's Direct Deposit product and 35,300 using the Company's Check Signing option.

HRS-PEO SEGMENT
For the quarter ended August 31, 1998, operating income for the HRS-PEO segment increased 117% to $2.6 million from $1.2 million for the same period last year. HRS-PEO service revenue was $11.3 million, an increase of 40% over $8.1 million for the same period last year.

The increases in service revenue and operating income for the quarter were due to the continued expansion of the segment's client bases, which produced higher recurring revenues. As of August 31, 1998, the segment had 6,700 401(k) plan recordkeeping clients, 17,300 section 125 clients, and 19,000 PEO worksite employees, an increase of 86%, 24%, and 31%, respectively, over August 31, 1997 levels. Segment results also benefited from the consolidation of the PEO administrative functions in Rochester, NY, completed in February 1998.

CORPORATE EXPENSES
Corporate expenses are primarily related to the Information Technology, Organizational Development, Finance and Senior Management functions of the Company. For the quarter ended August 31, 1998, operating expenses increased 23% from $12.1 million to $14.9 million. The period's increase is primarily due to additional employees required to support the continued growth of the Company's business segments, and from increased national marketing efforts, commenced in the third quarter of 1998.

B. Thomas Golisano, Chairman, President, and Chief Executive Officer of Paychex said, "First quarter fiscal 1999 is reflective of consistent results achieved the last several years. We reached another milestone as we are now servicing over 300,000 payroll clients. Expansion of our payroll client base and their utilization of our ancillary services continue to generate excellent results. Profits from the HRS-PEO segment continue to improve as we realize the benefits of expansion efforts and optimize the segment's support functions. HRS-PEO results are gradually becoming more important to the total profits of Paychex."

                                PAYCHEX, INC.
                      CONSOLIDATED STATEMENTS OF INCOME
                  (In thousands, except per share amounts)

                                                    For the three months ended
                                                      August 31,     August 31,
                                                           1998           1997
Service revenues:
  Payroll                                              $127,982       $104,865
  HRS-PEO                                                11,307          8,082
                                                        -------        -------
Total service revenues                                  139,289        112,947
PEO direct costs billed (A)                             142,498        105,636
                                                        -------        -------
Total revenue                                           281,787        218,583

PEO direct costs (A)                                    142,498        105,636
Operating costs                                          35,885         30,306
Selling, general and administrative expenses             61,761         52,284
                                                        -------        -------
Operating income                                         41,643         30,357
Investment income                                         2,961          2,188
                                                        -------        -------
Income before income taxes                               44,604         32,545
Income taxes                                             13,203          9,471
                                                        -------        -------
Net income                                             $ 31,401       $ 23,074
                                                        =======        =======
Basic earnings per share (B)                           $    .19       $    .14
                                                        =======        =======
Diluted earnings per share (B)                         $    .19       $    .14
                                                        =======        =======
Weighted-average common shares outstanding (B)          163,277        162,845
                                                        =======        =======
Weighted-average shares assuming dilution (B)           165,525        164,441
                                                        =======        =======
Cash dividends per common share (B)                    $    .06       $    .04
                                                        =======        =======

(A) Wages and payroll taxes of PEO worksite employees and their related benefit premiums and claims.

(B) Financial information for the period ended August 31, 1997, has been adjusted for a three-for-two stock split distributed in May 1998.

                                PAYCHEX, INC.
                         CONSOLIDATED BALANCE SHEETS
                               (In thousands)

                                                      August 31,        May 31,
                                                           1998           1998
ASSETS
Current assets:
  Cash and cash equivalents                          $   49,519     $   35,571
  Investments                                           219,350        214,967
  Interest receivable                                    11,759         13,227
  Accounts receivable                                    66,332         54,596
  Deferred income taxes                                     -            1,525
  Prepaid expenses and other current assets               3,960          4,391
                                                      ---------      ---------
Current assets before ENS investments                   350,920        324,277
  Electronic Network Services investments             1,110,205      1,154,501
                                                      ---------      ---------
Total current assets                                  1,461,125      1,478,778
Property and equipment - net                             62,986         64,698
Deferred income taxes                                       866            517
Other assets                                              5,980          5,794
                                                      ---------      ---------
Total assets                                         $1,530,957     $1,549,787
                                                      =========      =========
LIABILITIES
Current liabilities:
  Accounts payable                                   $    6,589     $   10,496
  Accrued compensation and related items                 26,287         33,649
  Deferred revenue                                        3,014          4,443
  Accrued income taxes                                   10,581          2,628
  Deferred income taxes                                   1,511            -
  Other current liabilities                              17,094         13,960
                                                      ---------      ---------
Current liabilities before ENS client deposits           65,076         65,176
  Electronic Network Services client deposits         1,103,784      1,150,484
                                                      ---------      ---------
Total current liabilities                             1,168,860      1,215,660
  Other long-term liabilities                             5,110          4,520
                                                      ---------      ---------
Total liabilities                                     1,173,970      1,220,180

STOCKHOLDERS' EQUITY
Common stock, $.01 par value,
  authorized 300,000 shares
  Issued: 163,382/ August 31, 1998 and
          163,188/ May 31, 1998                           1,634          1,632
Additional paid-in capital                               49,989         46,463
Retained earnings                                       299,709        278,107
Accumulated other comprehensive income                    5,655          3,405
                                                      ---------      ---------
Total stockholders' equity                              356,987        329,607
                                                      ---------      ---------
Total liabilities and stockholders' equity           $1,530,957     $1,549,787
                                                      =========      =========

                                PAYCHEX, INC.
                        BUSINESS SEGMENT INFORMATION
                               (In thousands)

The Company has two business segments: Payroll and Human Resource Services-Professional Employer Organization (HRS-PEO). The Payroll segment is engaged in the preparation of payroll checks, internal accounting records, all federal, state and local payroll tax returns, and collection and remittance of payroll obligations for small- to medium-sized businesses. The HRS-PEO segment specializes in providing small- and medium-sized businesses with cost-effective outsourcing solutions for their employee benefits. HRS-PEO products include 401(k) plan recordkeeping services, group benefits and workers' compensation insurance services, section 125 plans, employee handbooks and management services. As an outsourcing solution, HRS-PEO relieves the business owner of human resource administration, employment regulatory compliance, workers' compensation coverage, health care and other employee related responsibilities. Consistent with PEO industry practice, HRS-PEO revenue includes all amounts billed to clients for the services provided. Corporate expenses are primarily related to the Information Technology, Organizational Development, Finance and Senior Management functions of the Company.

                                                    For the three months ended
                                                      August 31,     August 31,
                                                           1998           1997
Total revenue:
  Payroll                                              $127,982       $104,865
  HRS-PEO revenue:
    Service revenue                                      11,307          8,082
    PEO direct costs billed (A)                         142,498        105,636
                                                        -------        -------
  Total HRS-PEO revenue                                 153,805        113,718
                                                        -------        -------
  Total revenue                                         281,787        218,583
PEO direct costs (A)                                    142,498        105,636
                                                        -------        -------
Total revenue less PEO direct costs                     139,289        112,947
                                                        =======        =======
Operating income:
  Payroll                                                53,888         41,234
  HRS-PEO                                                 2,611          1,204
                                                        -------        -------
  Total operating income                                 56,499         42,438

Corporate expenses                                       14,856         12,081
Investment income                                         2,961          2,188
                                                        -------        -------
Income before income taxes                             $ 44,604       $ 32,545
                                                        =======        =======

(A) Wages and payroll taxes of PEO worksite employees and their related benefit premiums and claims.

            "SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES
                        LITIGATION REFORM ACT OF 1995

Certain written and oral statements made by the Company's management may constitute "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by such words and phrases as "expects" and "could be." Because they are forward-looking, they should be evaluated in light of important risk factors. These risk factors include general market conditions, including demand for the Company's products and services, competition and price levels; changes in the laws regulating collection and payment of payroll taxes, professional employer organizations, and employee benefits, including 401(k) plans, workers' compensation, and section 125 plans; delays in the development and marketing of new products and services; the possibility of catastrophic events that could impact the Company's operating facilities, computer technology and communication systems, including Year 2000 issues; and changes in short- and long-term interest rates and the credit rating of securities held in the Company's investment portfolios.